UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2007

The Shaw Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4171 Essen Lane, Baton Rouge, Louisiana		70809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	225-932-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Shaw Group Inc., a Louisiana corporation (the "Company" or "Shaw"), entered into a Waiver dated March 19, 2007, with respect to that certain Credit Agreement dated April 25, 2005, among the Company, as borrower; BNP Paribas, as administrative agent; BNP Paribas Securities Corp., as joint lead arranger and sole bookrunner; Bank of Montreal, as joint lead arranger; Credit Suisse First Boston, acting through its Cayman Islands branch, as co-syndication agent; UBS Securities LLC, as co-syndication agent; Regions Bank as co-documentation agent, Merrill Lynch Pierce, Fenner & Smith, Incorporated, as co-documentation agent, the guarantors signatory thereto and the other lenders signatory thereto (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2005) (the "Credit Agreement"), as amended by Amendment No. 1 dated October 3, 2005 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 4, 2005) ("Amendment No. 1"), Amendment No. 2 dated February 27, 2006, (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 28, 2006) ("Amendment No. 2"), Amendment No. 3 dated June 20, 2006 (previously filed as Exhibit 10.38 to the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2006) ("Amendment No. 3), and Amendment No. 4 dated October 13, 2006 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 18, 2006) ("Amendment No. 4, and together with The Credit Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3, the "Amended Credit Agreement"). Capitalized terms not defined herein have the meanings specified in the Amended Credit Agreement.

As previously reported by the Company, and as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 18, 2007 (the "First Waiver Form 8-K"), due to the significance of the Westinghouse acquisition to its financial statements, Shaw was required to file a Current Report on Form 8-K with the SEC by January 3, 2007, including the audited financial statements of Westinghouse for the fiscal years ended March 31, 2006 and 2005. As a subsidiary of BNFL, Westinghouse maintained its accounting records under UK generally accepted accounting principles. Further, it did not obtain a separate audit of Westinghouse results for the periods as required by Form 8-K. These factors caused delays in obtaining the information and reports needed to timely file with the SEC. Due to delays in receiving the required Westinghouse audited financial statements, Shaw has not filed an amendment and supplement to Item 9.01 of its Current Report on Form 8-K initially filed on October 18, 2006, to include the historical financial statements of Westinghouse, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X of the Securities Act of 1933, as amended (the "Westinghouse Filing Requirement").

Because the Company encountered difficulties in completing the conversion of UK GAAP to US GAAP, and because the Company would have been in violation of certain debt covenants under the Amended Credit Agreement if it failed to comply with Westinghouse Filing Requirement by January 18, 2007, the Company obtained a waiver to the Amended Credit Agreement, which waived compliance, for a 60 day period commencing on January 18, 2007, and ending on March 20, 2007, by the Company with any covenant in the Amended Credit Agreement solely to the extent that such covenant would be breached as a result of the Company’s failure to comply with the Westinghouse Filing Requirement, and waived the requirement that the Company make any representation or warranty in the Amended Credit Agreement solely to the extent that such representation or warranty would be false as a result of the Company’s failure to comply with the Westinghouse Filing Requirement, (the "First Westinghouse Waiver"). The First Westinghouse Waiver was filed as Exhibit 10.1 to the First Waiver Form 8-K.

Though the Company has made significant progress toward completing the conversion of UK GAAP to US GAAP, the Company continues to encounter difficulties and needs additional time to comply with the Westinghouse Filing Requirement. Accordingly, the Company has obtained a second waiver to the Amended Credit Agreement, which waives compliance, for an additional 90 day period commencing on March 19, 2007, by the Company with any covenant in the Amended Credit Agreement solely to the extent that such covenant would be breached as a result of the Company’s failure to comply with the Westinghouse Filing Requirement, and waives the requirement that the Company make any representation or warranty in the Amended Credit Agreement solely to the extent that such representation or warranty would be false as a result of the Company’s failure to comply with the Westinghouse Filing Requirement (the "Second Westinghouse Waiver").

The Second Westinghouse Waiver became effective on March 19, 2007, upon execution by the Company and by the Agent pursuant to authority granted by the Required Lenders; provided that, the Waiver shall cease to be in effect if (but only if) the Company fails to comply with the Westinghouse Filing Requirement within 90 days after the date of the Waiver (March 19, 2007). The Company is making every effort to comply with the Westinghouse Filing Requirement within this additional 90 day period.

A copy of the Second Westinghouse Waiver is filed with this Current Report on Form 8-K as Exhibit 10.1, and the summary of the provisions of the Second Westinghouse Waiver is qualified in its entirety by reference to Exhibit 10.1.

Item 8.01 Other Events.

Due to the significance of the Westinghouse acquisition to Shaw’s financial statements, we were required to file a Current Report on Form 8-K with the SEC by January 3, 2007, including the audited financial statements of Westinghouse. We were unable to make this filing by the filing deadline. As a result of this failure, and until such time as we file the required financial statements, the SEC will not declare effective any registration statements or post effective amendments to existing registration statements for sales of securities by us. In addition, we are unable to make offerings under our currently effective shelf registration statement until we file the required Westinghouse financial statements. As a result, until we file this financial information, we will not be able to access the public markets for debt or equity because we will lack the required financial disclosure associated with our Westinghouse investment.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed as an Exhibit to this Current Report on Form 8-K.

10.1 Waiver dated as of March 19, 2007, among the Company, as borrower; BNP Paribas, as administrative agent; and the other lenders signatory to that certain Credit Agreement dated April 25, 2005, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Shaw Group Inc.

March 19, 2007	By:	Gary P. Graphia

Name: Gary P. Graphia
Title: Executive Vice President, Secretary and Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

10.1	Waiver dated as of March 19, 2007, among the Company, as borrower; BNP Paribas, as administrative agent; and the other lenders signatory to that certain Credit Agreement dated April 25, 2005, as amended.